REVENUE AND EXPENSES (Details 5) - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Notes and other explanatory information [abstract]
Interest income, net	€ 137	€ 144
Exchange rate impact	(61)	(3,263)
Argentina hyperinflation impact	2,697	189
Increase in fair value of public warrants (Note 9)	(1,099)	(1,884)
Lease finance interest under IFRS 16 (Note 4)	(93)	(96)
Short term investment gain		27
Total	€ 1,581	€ (4,883)